Long-term debt	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Long-term debt [Text Block]

17. Long-term debt

The movements in the long-term debt are as follows:

	2022	2021
	$	$

Balance - January 1	410,435	400,429
Increase in revolving credit facility, net of discount	147,833	50,000
Repayment of revolving credit facility	(113,120)	-
Repayment of convertible debentures (i), (ii)	(300,000)	(50,000)
Mining equipment financings, net	5,076	3,764
Amortization of transaction costs	2,291	2,204
Amortization of discount on banker's acceptances	117	-
Accretion expense	4,427	4,308
Foreign exchange revaluation impact	32	(270)
Deconsolidation of Osisko Development (Note 31)	(9,141)	-
Balance - December 31	147,950	410,435

The summary of the long-term debt is as follows:

	December 31,	December 31,
	2022	2021
	$	$

Convertible debentures (ii)	-	300,000
Revolving credit facility (iii)	150,000	113,389
Mining equipment financings (iv)	-	3,764
Long-term debt	150,000	417,153
Unamortized discount on banker's acceptances	(2,050)	-
Unamortized debt issuance costs	-	(2,291)
Unamortized accretion on convertible debentures	-	(4,427)
Long-term debt, net of issuance costs	(2,050)	410,435

Current portion	-	294,891
Non-current portion	147,950	115,544
	147,950	410,435

(i) Convertible debenture (2016)

In February 2016, the Company issued a senior non-guaranteed convertible debenture of $50.0 million to Investissement Québec, which was repaid in full on February 12, 2021.

(ii) Convertible debentures (2017)

In November 2017, the Company closed a bought deal offering of convertible senior unsecured debentures (the "Debentures") in an aggregate principal amount of $300.0 million (the "Offering"). The Offering was comprised of a public offering, by way of a short form prospectus, of $184.0 million aggregate principal amount of Debentures and a private placement offering of $116.0 million aggregate principal amount of Debentures. The Debentures bore interest at a rate of 4.0% per annum, payable semi-annually on June 30 and December 31 of each year. The Debentures were convertible at the holder's option into common shares of the Company at a conversion price equal to $22.89 per common share. The Debentures were fully repaid on maturity on December 31, 2022.

(iii) Revolving credit facility

A total amount of $550.0 million is available under the credit facility (the "Facility"), with an additional uncommitted accordion of up to $200.0 million (for a total availability of up to $750.0 million). The additional uncommitted accordion was increased from $100.0 million to $200.0 million in September 2022 and the maturity date was extended from July 30, 2025 to September 29, 2026.

The annual extension of the Facility and the uncommitted accordion are subject to acceptance by the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalty, stream and other interests. The Facility is secured by the Company's assets.

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate or secured overnight financing rate ("SOFR"), plus an applicable margin depending on the Company's leverage ratio. In April 2022, the amounts outstanding under the Facility ($113.1 million) were repaid. In December 2022, the Company drew $150.0 million in the form of banker's acceptances to repay part of the outstanding Debentures. As at December 31, 2022, the effective interest rate on the drawn balance was 6.3%, including the applicable margin.

The Facility includes covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements. As at December 31, 2022, all such ratios and requirements were met.

(iv) Mining equipment financings

Mining equipment financings were related to acquisitions of equipment by Osisko Development that are financed by third parties. On September 30, 2022, the Company deconsolidated Osisko Development (Note 31).